UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 23, 2020

Date of Report (date of earliest event reported)

salesforce.com, inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Salesforce Tower

415 Mission Street, 3rd Fl

San Francisco, CA 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Revolving Credit Agreement

On December 23, 2020 (the “Effective Date”), salesforce.com, inc. (the “Company”) entered into a Credit Agreement with the lenders named therein, Citibank, N.A., as administrative agent, swingline lender and an issuing lender, and the other parties from time to time party thereto (the “Revolving Credit Agreement”). The Revolving Credit Agreement replaces and refinances that certain Second Amended and Restated Credit Agreement, dated as of April 30, 2018 (the “Existing Revolving Credit Agreement”), by and among the Company, the lenders and letter of credit issuers from time to time party thereto, and Wells Fargo Bank, National Association, as administrative agent, swingline lender and issuing lender. On the Effective Date, the Company paid all amounts owing under the Existing Credit Agreement and terminated all lending commitments thereunder.

The Revolving Credit Agreement is a five-year unsecured, multicurrency revolving facility. Initially, the aggregate commitment of all lenders under the Revolving Credit Agreement will be equal to $3.0 billion, of which $50 million will be available for the issuance of letters of credit and $100 million will be available for the borrowing of swingline loans. The issuance of letters of credit and borrowing of swingline loans reduces the aggregate amount otherwise available under the Revolving Credit Agreement for the making of revolving loans.

The availability of revolving loans, swingline loans and letters of credit under the Revolving Credit Agreement is subject to the satisfaction (or waiver) of certain conditions set forth therein. Subject to the terms of the Revolving Credit Agreement, the Company may borrow, repay and reborrow revolving loans at any time prior to the earlier of (a) December 23, 2025, and (b) the date of termination in whole of the lenders’ commitments under the Revolving Credit Agreement in accordance with the terms thereof. Revolving loans and letters of credit will be available, at the option of the Company, in Dollars, Sterling and Euros or any other currency approved in accordance with the terms of the Revolving Credit Agreement. Swingline loans will be available in Euros.

Borrowings under the Revolving Credit Agreement will bear interest at a fluctuating rate per annum equal to, at the Company’s option, the alternate base rate or the reserve adjusted Eurocurrency rate, in each case, plus an applicable margin calculated based on the Company’s credit ratings. In addition, the Company will also pay to the lenders under the Revolving Credit Agreement certain customary fees, including a commitment fee on the daily actual excess of each lender’s commitment over its outstanding credit exposure under the Revolving Credit Agreement, calculated based on the Company’s credit ratings.

Voluntary prepayments of the loans and voluntary reductions of the unutilized portion of the commitments under the Revolving Credit Agreement are permissible without penalty (other than customary Eurocurrency loan breakage), subject to certain conditions pertaining to minimum notice and minimum prepayment or reduction amounts as described in the Revolving Credit Agreement.

The Revolving Credit Agreement contains representations and warranties and affirmative and negative covenants customary for unsecured financings of this type, as more fully described in the Revolving Credit Agreement.

The Revolving Credit Agreement also contains various events of default (subject to grace periods, as applicable) including, among others: nonpayment of principal, interest or fees; breach of covenant; payment default on, or acceleration under, certain other material indebtedness; inaccuracy of the representations or warranties in any material respect; bankruptcy or insolvency; certain unfunded liabilities under employee benefit plans; certain unsatisfied judgments; certain ERISA-related events; the occurrence of a change of control; and the invalidity or unenforceability of the Revolving Credit Agreement or certain other documents executed in connection therewith.

Term Loan Agreement

Also on the Effective Date, the Company entered into a Credit Agreement with the lenders named therein, Bank of America, N.A., as administrative agent, and the other parties from time to time party thereto (the “Acquisition Term Loan Agreement”).

The Acquisition Term Loan Agreement provides the Company with the ability to borrow up to $3 billion on an unsecured basis to finance a portion of the cash consideration for the Company’s pending acquisition (the “Acquisition”) of Slack Technologies, Inc. (“Slack”), the repayment of certain debt of Slack and to pay fees, costs and expenses related thereto.

The availability of the loans under the Acquisition Term Loan Agreement, which have not yet been funded, is subject to the satisfaction (or waiver) of certain conditions set forth therein (including that the Closing Date (as defined below) has occurred on or prior to the earliest of (A) the date that is five (5) Business Days (as defined in the Acquisition Term Loan Agreement) after the “Outside Date” (as defined in the Agreement and Plan of Merger, dated as of December 1, 2020 (the “Merger Agreement”), by and among the Company, Skyline Strategies I Inc., Skyline Strategies II LLC, and Slack, as in effect as of December 1, 2020, after giving effect to any extension thereof in accordance with the Merger Agreement as in effect on December 1, 2020), (B) the date of consummation of the Acquisition without the use of any loans under the Acquisition Term Loan Agreement, (C) the date of the termination of the Merger Agreement by the Company in writing in accordance with its terms and (D) the date, if any, that the Company elects to terminate the commitments under the Acquisition Term Loan Agreement). The date on which such conditions are satisfied (or waived in accordance with the Acquisition Term Loan Agreement) in connection with the consummation of the Acquisition is the “Closing Date”. The loans under the Acquisition Term Loan Agreement are to be made in a single borrowing on the Closing Date and will mature and be payable in full on the third anniversary of the Closing Date.

Borrowings under the Acquisition Term Loan Agreement will bear interest at a fluctuating rate per annum equal to, at the Company’s option, the alternate base rate or the reserve adjusted Eurocurrency rate, in each case, plus an applicable margin calculated based on the Company’s credit ratings. The Company will also pay to the lenders under the Acquisition Term Loan Agreement certain customary fees, including undrawn commitment fees accruing from and after the date that is 90 days after the Effective Date to but excluding the earlier of the Closing Date and the termination or expiration of the commitments in respect of the Acquisition Term Loan Agreement, as more fully described in the Acquisition Term Loan Agreement.

Voluntary prepayments of the loans and voluntary reductions of the unutilized portion of the commitments under the Acquisition Term Loan Agreement are permissible without penalty (other than customary Eurocurrency loan breakage), subject to certain conditions pertaining to minimum notice and minimum prepayment and reduction amounts as described in the Acquisition Term Loan Agreement.

The Acquisition Term Loan Agreement contains representations and warranties, affirmative and negative covenants, and events of default substantially similar to those contained in the Revolving Credit Agreement.

The foregoing descriptions of the Revolving Credit Agreement and Acquisition Term Loan Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Revolving Credit Agreement and Acquisition Term Loan Agreement attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Many of the lenders under the Revolving Credit Agreement and Acquisition Term Loan Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for the Company and its subsidiaries (including in connection with the transactions described in this Form 8-K), for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 1.02.	Termination of a Material Definitive Agreement.

The information included in Item 1.01 under the heading “Revolving Credit Agreement” above is hereby incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Credit Agreement, dated as of December 23, 2020, by and among the Company, the lenders and other parties party thereto, and Citibank, N.A., as Administrative Agent, Swingline Lender and an Issuing Lender.

10.2	Credit Agreement, dated as of December 23, 2020, by and among the Company, the lenders and other parties party thereto, and Bank of America, N.A., as Administrative Agent.

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

Forward-Looking Statements

This communication relates to a proposed business combination transaction between the Company and Slack. This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of the Company or Slack stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; the effect of the announcement of the merger on the ability of the Company or Slack to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company or Slack do business, or on the Company’s or Slack’s operating results and business generally; risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the outcome of any legal proceedings related to the merger; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of the Company to successfully integrate Slack’s operations; the ability of the Company to implement its plans, forecasts and other expectations with respect to the Company’s business after the completion of the transaction and realize expected synergies; and business disruption following the merger. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s and Slack’s respective periodic reports and other filings with the SEC, including the risk factors identified in the Company’s and Slack’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither the Company nor Slack undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Slack and that also constitutes a prospectus of the Company. Each of the Company and Slack may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that the Company or Slack may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of the Company and Slack. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about the Company, Slack and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at http://www.salesforce.com/investor or by contacting the Company’s Investor Relations department at

investor@salesforce.com. Copies of the documents filed with the SEC by Slack will be available free of charge on Slack’s website at investor.slackhq.com or by contacting Slack’s Investor Relations department at ir@slack.com.

Participants in the Solicitation

The Company, Slack and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on May 1, 2020, and the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020, which was filed with the SEC on March 5, 2020, as well as in a Form 8-K filed by the Company with the SEC on June 1, 2020. Information about the directors and executive officers of Slack, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Slack’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on May 5, 2020, and Slack’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020, which was filed with the SEC on March 12, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company or Slack using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

salesforce.com, inc.

By:	/s/ Mark J. Hawkins
Mark J. Hawkins
President and Chief Financial Officer

Dated: December 23, 2020